SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)


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Filed by a party other than the Registrant |_|
Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material  Pursuant  to  Section   240.14a-11(c)  or  Section
     240.14a-12

                        THE PRINCIPLED EQUITY MARKET FUND

               (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)Title of each class of securities to which transaction applies:
    (2)Aggregate number of securities to which transaction applies:
    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)Proposed maximum aggregate value of transaction:
    (5)Total fee paid:

|_| Fee paid previously with preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
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                        THE PRINCIPLED EQUITY MARKET FUND
                         Langley Place, 10 Langley Road
                       Newton Centre, Massachusetts 02459


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on December 10, 2004


To the Shareholders of The Principled Equity Market Fund:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Principled Equity Market Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund on December 10, 2004 at 10:00 a.m. Eastern Time and any adjournments thereof (collectively the "Special Meeting") for the following purposes:

1. To approve or disapprove a new investment sub-advisory agreement to be entered into with PanAgora Asset Management, Inc. with respect to the Fund;

2. To elect eight Trustees of the Fund to hold office until their respective successors have been duly elected and qualified; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The Board of Trustees has fixed the close of business on November 1, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                          By order of the Board of Trustees


                                          /s/ DAVID W.C. PUTNAM
                                          David W.C. Putnam
                                          Secretary

November 3, 2004

                   SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
                THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
          DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT
          IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
   IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT
                          PROXIES BE RETURNED PROMPTLY.

                    INSTRUCTIONS FOR EXECUTING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Series involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the Registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the Registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:


      Registration                              Valid Signature

      Corporate Accounts

      (1)  ABC Corp.                            ABC Corp.
      (2)  ABC Corp.                            John Doe, Treasurer
      (3)  ABC Corp.
            c/o John Doe, Treasurer             John Doe
      (4)  ABC Corp. Profit Sharing Plan        John Doe, Trustee

      Trust Accounts

      (1)  ABC Trust                            Jane B. Doe, Trustee
      (2)  Jane B. Doe, Trustee
            u/t/d 12/28/78                      Jane B. Doe

      Custodial or Estate Accounts

      (1) John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA       John B. Smith
      (2)  Estate of John B. Smith              John B. Smith,Jr., Executor

                        THE PRINCIPLED EQUITY MARKET FUND
                         Langley Place, 10 Langley Road
                       Newton Centre, Massachusetts 02459

                                November 3, 2004


Dear Shareholder:

      We are writing to inform you that a special meeting of the shareholders of the Principled Equity Market Fund will be held on December 10, 2004. A Proxy Statement with respect to the meeting accompanies this letter.

      The meeting is being held for the purpose of: 1) reapproving the Fund's sub-advisory agreement with PanAgora Asset Management Company; and 2) electing eight Trustees to the Fund to hold office until their respective successors have been duly elected and qualified.

      The reapproval of the Fund's sub-advisory agreement is made necessary by a change in ownership and resulting change in control of PanAgora. The Investment Company Act of 1940 provides that such a transaction terminates the Fund's sub-advisory agreement with PanAgora and requires that it be re-approved by the Fund's shareholders. The Fund does not anticipate that this transaction will have any material impact on how the fund is managed on a day-to-day basis.

      The election of Trustees is necessary to ensure continued fulfillment of regulatory requirements which require that two-thirds of Board members of investment companies be elected by shareholders.

      You are, of course, invited to attend the meeting in person. However, since most mutual fund shareholders generally are unable to attend shareholders' meetings, we ask you to take a few minutes to fill out the enclosed proxy card and indicate your preferences with respect to reapproving the contract with PanAgora, and your intentions with respect to attending the meeting in person. Even if you plan to attend the meeting it would be wise to execute and return your proxy so that if, at the last moment, you find you are not able to attend, your shares still will be represented.

      We realize that it will take time to read the proxy statement, but your vote is important, so please review it, and sign and return your proxy card in the enclosed pre-addressed envelope. If the Fund does not receive sufficient proxies to achieve a quorum within a reasonable period of time, representatives of the Fund may need to contact the shareholders and request that they vote their shares.

      If you execute a proxy and subsequently wish to change it or to vote your shares in person at the meeting, you may do so any time prior to the recording of the vote at the meeting.

      The Board of Trustees has approved the sub-advisory agreement and recommends that you vote for this proposal. If you have any questions about this proxy, please call 1-800-344-3435.

      Thank you for participating in this important process.

                                          Sincerely,



                                          David W.C. Putnam
                                          President and Secretary
                                          The Principled Equity Market Fund

                        THE PRINCIPLED EQUITY MARKET FUND
                         Langley Place, 10 Langley Road
                       Newton Centre, Massachusetts 02459


                         SPECIAL MEETING OF SHAREHOLDERS
                                December 10, 2004

                                 PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Principled Equity Market Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern Time on December 10, 2004 at the offices of the Fund, Langley Place, 10 Langley Road, Newton, Massachusetts 02459, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about November 10, 2004. In addition to solicitations of proxies by mail, beginning on or about November 19, 2004, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund; regular employees of F.L. Putnam Investment Management Company, the Fund's manager (the "Manager"), Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, the Fund's administrator, transfer agent and dividend disbursing agent; or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund's sub-adviser. The Fund's most recent annual and semi-annual report are available to shareholders upon request without charge by writing or by calling the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 or 1-800-344-3435.

      If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address before the date of the Special Meeting.

      The two proposals to be acted on by the shareholders of the Fund are:

1. The consideration of a new investment sub-advisory agreement between the Manager and PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Adviser"); and

2. The election of eight Trustees of the Fund to hold office until their respective successors have been duly elected and qualified.

      The Trustees do not know of any actions to be considered at the Meeting other than these two proposals. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

      Under the Fund's Bylaws, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

      The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund. Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

      Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

      The Board has fixed the close of business on November 1, 2004 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, 2,138,875 Shares of the Fund were outstanding.

      As of October 20, 2004, the officers and Trustees of the Fund as a group beneficially owned 2.02% of the Shares of the Fund. To the Fund's knowledge, the following shareholders own beneficially or of record 5% or more of the outstanding shares of the Fund as of October 20, 2004:

----------------------------------------------------------------
            Name                                Percentage of
                                                    Shares

----------------------------------------------------------------
Mercy Health System PP                              11.30%
Conshohocken, Pennsylvania

----------------------------------------------------------------
Pittsburgh Mercy Health System                      11.30%
Pittsburgh, Pennsylvania

----------------------------------------------------------------
Sisters of Mercy                                    11.30%
Merion Station, Pennsylvania

----------------------------------------------------------------
St. Joseph's Hospital                               11.44%
Atlanta, Georgia

----------------------------------------------------------------
Northern Trust                                      9.43%
(as nominee for Catholic Health East)
Chicago, Illinois

----------------------------------------------------------------
Dusoe & Co.                                         30.33%
(as nominee for SSB)
Boston, Massachusetts

----------------------------------------------------------------


      In order that your Shares may be represented at the Special Meeting, you are requested to:

       - Indicate your instructions on the enclosed proxy card;

       - Date and sign the proxy card;

       - Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

       - Allow sufficient time for the proxy card to be received on or before 10 a.m. Eastern Time on December 10, 2004.

                                 PROPOSAL NO. 1

             APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
           TO BE ENTERED INTO WITH PANAGORA ASSET MANAGEMENT, INC.
                            WITH RESPECT TO THE FUND

                             SUMMARY OF THE PROPOSAL

      Based on an analysis of factors described below and upon the recommendation of the Manager, the Trustees of the Fund have approved the Manager's execution of a new investment sub-advisory agreement (the "New Agreement") with PanAgora. The New Agreement contains substantially the same terms and conditions as the Prior Agreement. Subject to shareholder approval, the New Agreement will become effective at the close of business on December 10, 2004, and will have an initial duration of two years and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Trustees who are not interested persons of the Fund (as the term is used in the 1940 Act) (the "Independent Trustees") or by a majority vote of the outstanding voting Shares of the Fund.

Introduction

      The Manager, F.L. Putnam Investment Management Company, is the investment adviser and business manager of the Fund pursuant to a Management Agreement dated October 7, 1996 (the "Management Agreement"). Its principal place of business is at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459. The Manager is a wholly-owned subsidiary of F.L. Putnam Securities Company, Incorporated, a financial services holding company. Its principal offices are at Two City Center, Portland, Maine 04101. The Manager receives a fee for its services of 0.25% of the average monthly net asset value of the Fund, from which it pays the sub-adviser's fee of 0.15% of such value.

      Pursuant to its authority under the terms of the Management Agreement, the Manager previously executed an investment sub-advisory agreement with PanAgora dated May 25, 1999, which was approved by vote of a majority of the Fund's Shareholders at a Special Meeting of Shareholders held on June 10, 1999.

      As described more fully below, on July 19, 2004 a transaction (see "The Transaction" below) was consummated involving PanAgora Asset Management, Inc. ("PanAgora") (the "Transaction"). Such Transaction constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the sub-advisory agreement in effect at the time of the Transaction (the "Prior Agreement") between the Fund, PanAgora and the Manager. As required under the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its assignment. To avoid disruption of the Fund's investment management programs, the Board of Trustees of the Fund unanimously approved an interim investment sub-advisory agreement between the Manager and PanAgora in accordance with Rule 15a-4 under the Investment Company Act of 1940. The interim investment sub-advisory agreement has a term of 150 days from July 19, 2004 (the "Transaction Date") and is substantially identical to the Prior Agreement. At a meeting of the Board of Trustees held on September 21, 2004, the Board unanimously approved a new investment sub-advisory agreement (the "New Agreement"), and recommended that it be submitted to the Fund's shareholders for approval. The New Agreement is substantially identical to the Prior Agreement.

      Information relating to the New Agreement is set forth below under the "Description of Prior and New Agreements."

The Transaction

      PanAgora, a Delaware corporation, is a registered investment adviser with approximately $13.4 billion in assets under management as of June 30, 2004. Prior to the Transaction Date Nippon Life Insurance Company ("Nippon Life") owned 50% of the outstanding shares of PanAgora. Putnam Investments, LLC ("Putnam"), the other shareholder of PanAgora, owned 50% of the outstanding shares of PanAgora. Putnam is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. The principal businesses of Nippon Life are insurance (primarily life insurance) and investment management. Putnam has no affiliation with the Fund's Manager, F.L. Putnam Investment Management Company.

      On July 19, 2004, Putnam and Nippon Life entered into a share purchase agreement (the "Purchase Agreement") pursuant to which Putnam acquired majority ownership of PanAgora. Under the terms of the Purchase Agreement, Putnam acquired an additional 30% of the outstanding voting stock of PanAgora from Nippon Life for an undisclosed amount. The Transaction was completed on July 19, 2004, the date the Purchase Agreement was signed.

      As a result of the Transaction, Putnam gained control of PanAgora, having acquired 80% of the outstanding voting stock of PanAgora, while the remainder of PanAgora's voting stock is continued to be held by Nippon Life. Senior management at PanAgora has retained its 15% non-voting interest in PanAgora. William Poutsiaka, PanAgora's President and Chief Executive Officer, became Chairman of PanAgora. Eric Sorensen, Ph.D., Putnam's Chief Investment Officer for Structured Equity Products, has become PanAgora's President and Chief Executive Officer. Edgar Peters, PanAgora's Chief Investment Officer and Head of Strategy, continues in the role he served in prior to the Transaction Date.

      Putnam, Nippon Life, and PanAgora do not presently intend for the Transaction to affect the operating autonomy of PanAgora. In addition, Putnam has advised PanAgora that it presently anticipates that the senior portfolio management teams of PanAgora would continue in their present capacities and has put in place short-term compensation guarantees to support this outcome; that the eligibility of PanAgora, under the Investment Advisers Act of 1940, as amended, to serve as a sub-adviser to the Fund would not be affected by the Transaction; and that PanAgora would be able to continue to provide advisory and management services with no material changes in operating conditions. Putnam has also advised PanAgora that it currently anticipates that the Transaction would not affect the ability of PanAgora to fulfill its obligations under the New Agreement.

      PanAgora has informed the Fund that it has determined that the scope and quality of services that would be provided to the Fund under the New Agreement would be at least equivalent to the scope and quality of services provided under the Prior Agreement.

Description of Prior and New Agreements

      New Agreement: The description of the New Agreement in this Proxy Statement is qualified entirely by reference to the actual New Agreement attached hereto as Exhibit A and marked to show changes from the Prior Agreement. Under the New Agreement, PanAgora receives a fee from the Manager of 0.15% of the average monthly net asset value of the Fund, which is the same fee it received under the Prior Agreement. Such fee is paid by the Manager and not by the Fund out of the management fee paid by the Fund to the Manager pursuant to a management agreement between the Fund and the Manager.

      The New Agreement provides, subject always to the control of the Trustees and the Manager, that PanAgora will furnish continuously an investment program for the Fund using a list of Acceptable Securities (as defined in the Fund's Prospectus provided by the Manager), make investment decisions on behalf of the Fund and place all orders of the purchase and sale or portfolio securities and all other investments in accordance with the Fund's Prospectus and Statement of Additional Information. See "Portfolio Transactions." The New Agreement also requires PanAgora to furnish, at its expense: (1) all necessary investment and management facilities, including salaries of personnel; (2) records relating to the purchase, sale or current status of portfolio securities; (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund; (4) furnish to the Manager such reports and records regarding the Fund and PanAgora as the Manager or the Trustees shall from time-to-time request; and (5) upon reasonable notice, review written references to PanAgora, or its methodology, whether in a prospectus, Statement of Additional Information, sales and marketing materials or otherwise.

      The New Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all sub-advisory agreements be approved at least annually by (1) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (2) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The New Agreement terminates automatically in the event of its assignment or the termination of the management contract between the Manger and the Fund; and may be terminated without penalty by the Fund (through action of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund) at any time, on written notice to the Manager and PanAgora, by the Manager on at least thirty (but no more than sixty) days' written notice to PanAgora and by PanAgora on at least thirty (but no more than sixty) days' written notice to the Manager. The Board of Trustees reviews any sub-advisory agreements annually.

      The New Agreement provides that PanAgora shall not be subject to any liabilities to the Fund or the Manager, or to any shareholder, officer, director or Trustee, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Prior Agreement: There are no material differences between the New Agreement and the Prior Agreement, except that the New Agreement contains a new effective date. The Prior Agreement, dated May 25, 1999, was approved by the Board of Trustees, including a majority of the non-interested Trustees, on June 10, 1999.

Board Recommendation

      At a meeting on September 21, 2004, the Trustees considered such information as they deemed reasonably necessary to enable them to evaluate entering into the proposed New Agreement with PanAgora. The Trustees, including a majority of the Independent Trustees, voted to submit the proposed New Agreement to the shareholders of the Fund.

      The material factors considered by the Trustees included: the nature, extent, and quality of services rendered by PanAgora; the investment performance of the Fund and PanAgora's performance under the Prior Agreement, which consistently met or exceeded the Fund's benchmark, the S&P 500 Index; the performance of similar funds advised by PanAgora; the amount of sub-advisory fees to be paid, and the Board's conclusion that the fee of 0.15% payable to PanAgora by the Manager and the profit to PanAgora therefrom was reasonable in relation to various industry averages for similar funds; PanAgora's financial strength and insurance coverage; PanAgora's investment advisory experience and reputation; PanAgora's code of ethics and compliance controls; PanAgora's administrative support services; and other factors deemed relevant by the Board. The Trustees also considered the fact that there were no material differences between the terms of the New Agreement and the terms of the Prior Agreement.

      A significant factor that the Trustees considered was that the Fund would receive the benefit of sub-advisory services of the same quality, scope and cost as provided before the termination of the Prior Agreement and that the management of PanAgora had not changed as a result of the reorganization. The Trustees also noted that the portfolio manager who had managed the Fund under the Prior Agreement would continue to manage the Fund under the New Agreement. The Trustees were also satisfied that PanAgora (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Fund, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Agreement adequately.

      After careful consideration, the Trustees, including the Independent Trustees, believe that entering into a sub-advisory relationship with PanAgora is in the best interests of the Fund and of its shareholders, and therefore, voted to approve the New Agreement.

Description of PanAgora

      PanAgora is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Its main office is located at 260 Franklin Street, Boston, Massachusetts 02110. The firm was founded in 1985 and manages $13.4 billion in assets (as of June 30, 2004) for pension plans, endowments, foundations, unions, and financial service providers around the globe. The firm also maintains partnerships in Europe and Asia. William G. Zink has primary responsibility for sub-advising the Fund's assets. Mr. Zink was general manager of PanAgora from January 1990 until September 1993. He is now a Senior Investment Manager of PanAgora responsible for managing equity investments.

      The principal executive officer of PanAgora is William J. Poutsiaka. The principal occupation of Mr. Poutsiaka is as President and Chief Executive Officer of PanAgora. As of the Transaction Date, the following individuals serve as a director of PanAgora:

      Name                          Principal Occupation
      --------------------          ---------------------------------
      John F. Boneparth             Senior Managing Director of Putnam

      Woody E. Bradford             Senior Vice President of Putnam

      Name                          Principal Occupation
      --------------------          ---------------------------------
      Jeffrey L. Gould              Managing Director of Putnam

      Amrit Kanwa                   Senior Managing Director and Chief
                                    Financial Officer of Putnam

      Francis J. McNamara, III      Chief Legal Officer of Putnam

      Steve Oristaglio              Senior Managing Director of Putnam

      William J. Poutsiaka          Chairman of PanAgora

      Eric Sorensen                 President and Chief Executive
                                    Officer of PanAgora

      Kiyoshi Ujihara               Director of Nippon Life

      Yoshikazu Takeda              Director and General Manager for the
                                    Americas and Europe of NLI International

      The principal business address of PanAgora and Messrs. Poutsiaka and Sorensen is 260 Franklin Street, Boston, MA 02110. The principal business address of Putnam, Messrs. Spiegel, Boneparth, Bradford, Gould, Kanwal, McNamara and Oristaglio is One Post Office Square, Boston, MA 02109. The principal business address of Nippon Life and Mr. Ujihara is 1-2-2 Yurakucho Chiyodo-Ku, Tokyo 100-8444, Japan. The principal business address of Mr. Takeda is 1251 Avenue of the Americas, Suite 5210, New York, NY 10020-1198.

      No Trustee or officer of the Fund is an officer, employee, director or security holder of PanAgora or has any other material direct or indirect interest in PanAgora or in PanAgora's parents or affiliates.

Description of the Manager and Existing Management Agreement

      F.L. Putnam Investment Management Company (the "Manager") serves as the Fund's investment manager pursuant to a management contract (the "Management Agreement") dated October 7, 1996. The directors and principal executive officers of the Manager are:

            John V. Carberry    Director/President
            Suzanne Stauffer    Senior Vice President/Director
            Ellen Flaherty      Senior Vice President/Director
            Steven Kennedy      Director


      The Fund's initial shareholders approved an effective overall management and advisory fee level of 0.25% of the average monthly net assets of the Fund, which represented the management fee to be paid to the Manager. The effective overall management and advisory fee level under the current sub-advisory arrangements remains at 0.25%. The Manager will manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. The Management Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Agreement shall not be amended as to any series of the Fund ("Series") unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisor. The Management Agreement will continue in effect only if approved annually by a majority of the Board of Trustees, including a majority of non-interested Trustees, or by the vote of the shareholders of a majority of the outstanding shares of the Fund.

Affiliated Brokers

      The Fund paid no commissions to affiliated brokers as of the fiscal year ended December 31, 2003.

Limitation of Liability

      As in the Prior Agreement, PanAgora is not liable to the Fund or to the Manager for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Termination; Assignment

      The New Agreement can be terminated, without penalty, by the Manager on at least thirty days' (but no more than sixty days) written notice to PanAgora or by PanAgora on at least thirty days' (but no more than sixty days) written notice to the Manager. The Fund can also terminate the New Agreement, by either a majority vote of the outstanding voting shares of the Fund or a resolution of the Trustees, on at least thirty days' (but no more than sixty days) written notice to the other party. The New Agreement will automatically terminate in the event of its Assignment.

Portfolio Transactions

      Subject to the supervision of the Trustees, the Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Over-the-counter stocks and bonds are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. Orders are placed directly with a principal market maker unless equal or better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokerage commissions are paid on transactions in listed securities, options, futures contracts and options thereon.

      The Fund may, from time to time, place brokerage transaction with a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser. When such transactions are made, in accordance with Rule 17e-1 under the 1940 Act, commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

      The Manager and the Sub-Adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and negotiating commissions, the Manager or the Sub-Adviser consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide research or statistical material or other services to the Fund or to the Manager or the Sub-Adviser. The Manager and the Sub-Adviser are of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not reduce expenses but may benefit the Fund by supplementing the research of the Manager and the Sub-Adviser.

      The Manager and the Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by them in servicing all of their accounts. In their opinion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund. They will attempt to allocate equitably portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of the Manager and the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of the Fund.

      All brokerage commissions will be allocated by the Sub-Adviser according to the foregoing policies. The Fund paid brokerage commissions to securities dealers in the amount of $14,427 for the fiscal year ended December 31, 2003.

                                  REQUIRED VOTE

      Approval of the New Agreement requires the affirmative vote of a "majority" of the outstanding voting shares of the Fund. Majority, as defined in the 1940 Act, means the lesser of: (a) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Fund ("Majority Vote").



                             THE BOARD OF TRUSTEES,
              INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
                 RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
                         APPROVAL OF THE NEW AGREEMENT.

                                 PROPOSAL NO. 2

                              ELECTION OF TRUSTEES


Background

      The Board of Trustees is asking shareholders to elect each of the Trustees currently comprising the Fund's Board. Section 16 of the 1940 Act requires that, at all times, at least two-thirds of the Board be comprised of Trustees that have been elected by shareholders. Currently, six of the proposed Board members have been elected by shareholders. We are asking that shareholders elect all of the proposed Trustees to ensure continued fulfillment of this regulatory requirement.

      All of the nominees for election to the Board of Trustees currently serve as Trustees for the Fund, and have served in that capacity continuously since originally elected or appointed. Each Trustee will be elected to hold office until their successor(s) is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of nominees named below as Trustees of the Fund.

Information Concerning the Nominees

      The following table sets forth each nominee as well as officer of the Fund, his or her name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation of employment during the past five years and other directorships held at September 1, 2004. Except for David W.C. Putnam, none of the nominees are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Putnam is a director and a principal stockholder (indirectly) of the Fund's Manager.

Name, Address* and Age     Position(s)     Term of     Principal Occupation(s)
                           Held with the   Office      During Past Five Years
                           Fund            and         and Other Directorships
                                           Length of
                                           Time
                                           Served

Howard R. Buckley           Trustee        Since 1996 President, Mercy Health
441 North Pownal Road                                 Systems of Maine
New Gloucester, ME 04260                              1993-2000 (Retired)
(67)

Sister Anne Mary Donovan,   Trustee        Since 1996 Treasurer, Emmanuel
SNBD                                                  College, Boston; General
447 Chestnut Hill Avenue                              Treasurer of the Sisters
Brookline, MA 02146                                   of Notre Dame de Namur,
(63)                                                  Rome, Italy until 1997

Dr. Loring E. Hart          Trustee        Since 1998 President, St. Joseph's
806 North Road                                        College (Retired)
North Yarmouth, ME 04096
(80)

Sister Mary Laboure Morin,  Trustee        Since 1996 Former President,
RSM                                                   Portland (Maine) Regional
St. Catherine's                                       Community, Sisters of
242 Waltons Avenue                                    Mercy of the Americas,
Portland, ME 04103                                    1989-present; Assistant
(72)                                                  to the Superior General
                                                      and Ministry Director,
                                                      Sisters of Mercy of
                                                      Portland, 1984-1989;
                                                      Member, Eastern Mercy
                                                      Health System, Radnor, PA

David W.C. Putnam**         Trustee,       Since 1996 Director, F.L. Putnam
F.L. Putnam Securities Co.  President and             Securities Company, Inc.,
10 Langley Road, Suite 400  Secretary                 F.L. Putnam Investment
Newton Centre, MA 02459                               Management Co. (former
(65)                                                  President until 2001);
                                                      trustee, The Northstar
                                                      Funds, Stamford, CT;
                                                      Trustee and Chairman,
                                                      Board of Trustees, The
                                                      Anchor Funds, Worcester,
                                                      MA; Director and
                                                      Treasurer, The Asian
                                                      American Bank & Trust
                                                      Co., Boston, MA

Monsignor Vincent Tatarczuk Trustee        Since 1998 Chancellor, Diocese of
35 Jordan Bay Way                                     Maine (Retired)
Raymond, ME 04071
(79)

Name, Address* and Age     Position(s)     Term of     Principal Occupation(s)
                           Held with the   Office      During Past Five Years
                           Fund            and         and Other Directorships
                                           Length of
                                           Time
                                           Served

George A. Violin, M.D.      Trustee        Since 1998 Physician; Principal,
16 Main Street                                        Ambulatory Surgical
Dover, MA 02030                                       Centers of America, L.L.C.
(60)

Reverend Joel M. Ziff, CPA  Trustee and    Since 1996 Partner (retired) of
344 Cambridge Road          Chairman of               Arthur Andersen & Co.,
Plymouth Meeting, PA 19462  Audit                     accountants; Director,
(72)                        Committee                 Catholic Health East


*The address of each of the Trustees for correspondence is the address of the Fund.
**Mr. Putnam is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by reason of his affiliation with the Fund and the Adviser.


Board Meetings and Committees

      The Fund's Board held two regular meetings during the fiscal year ended December 31, 2003, and one special meeting and two regular meetings during the current fiscal year to date. The Board has also established two standing committees in connection with the governance of the Fund; an Audit Committee and a Nominating Committee. For the fiscal year ended December 31, 2003, each incumbent Nominee attended at least 75% of the aggregate of (1) the total number of meetings of the board during the period for which he or she was a Trustee; and (2) the total number of meetings held by Fund committees during the period for which he or she was a Trustee.

      Audit Committee: The Board has an Audit Committee consisting of all the Trustees who are not "interested persons" as defined in the 1940 Act. In addition, the members of the Audit Committee are also "independent," as defined in Rule 4200(a) of the National Association of Securities Dealers listing standards. Joel M. Ziff, CPA, is the chairman of the Audit Committee. The Audit Committee oversees the Fund's financial reporting process, including the Fund's financial statements, reviews the Fund's internal controls and internal controls of certain service providers, ascertains the independence of the Fund's auditors, reviews audit results, reviews and recommends annually to the Fund a firm of independent certified public accountants, and acts as liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met once during the fiscal year ended December 31, 2003. The Board has adopted a written Charter for the Audit Committee, which is attached hereto as Exhibit B.

      Nominating Committee: The Board has a Nominating Committee consisting of all the Trustees who are not "interested persons," each of whom is an independent trustee as stated above. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate. The Board does not currently have a written Charter for the Nominating Committee.

      The Nominating Committee will review shareholders' nominations to fill vacancies on the Board. Recommendations for consideration to the Nominating Committee should be sent to the President of the Fund in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Fund's By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

      In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Trustees believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Fund's business.

Compensation of the Trustees and Officers

      None of the Trustees or officers of the Fund have engaged in any financial transactions with the Fund during the fiscal year ended December 31, 2003.

      The Independent Trustees of the Fund receive an annual retainer of $3,000, payable in semi-annual installments, and an additional $1,000 (currently Sister Anne Mary Donovan and Sister Mary Laboure Morin) for work in connection with the voting of proxies by the Fund.

      The following table reflects the compensation paid by the Fund to each Trustee for the fiscal year ended December 31, 2003.

     Name of Trustee       Aggregate      Pension or        Total
                          Compensation    Retirement     Compensation
                          from the Fund    Benefits     from Fund and
                                          Accrued as     Fund Complex
                                        Part of Fund's
                                           Expenses

David W.C. Putnam                 $0          $0                $0
Howard R. Buckley             $3,000          $0            $3,000
George A. Violin              $3,000          $0            $3,000
Joel M. Ziff                  $3,000          $0            $3,000
Loring E. Hart                $3,000          $0            $3,000
Vincent Tatarczuk             $3,000          $0            $3,000
Sister Anne Mary Donovan      $4,000          $0            $4,000
Sister Mary Laboure Morin     $4,000          $0            $4,000


Management Ownership

      To the knowledge of the Fund's management, before the close of business on October 20, 2004, the officers and Trustees of the Fund owned, as a group, 2.02% of the shares of the Fund. In addition, the following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of October 20, 2004:


              Name of Person/Position   Aggregate Dollar Amount
                                          of Equity Securities
                                           Beneficially Owned

            Howard R. Buckley                    $15,964
            Anne Mary Donovan                     32,423
            Loring E. Hart                             0
            Mary Laboure Morin                         0
            David W.C. Putnam                    169,023
            Vincent Tatarczuk                          0
            George Violin                        173,125
            Joel M. Ziff                               0


Trustee Transactions with Fund Affiliates

      As of October 20, 2004, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Manager, PanAgora, or their affiliates

                              THE BOARD RECOMMENDS
                        THAT THE SHAREHOLDERS VOTE "FOR"
                          THE ELECTION OF EACH NOMINEE.

Vote Required

      At the Meeting, the shareholders of the Fund will vote on the election of David W.C. Putnam, Howard R. Buckley, George A. Violin, Joel M. Ziff, Loring E. Hart, Vincent Tatarczuk, Sister Anne Mary Donovan and Sister Mary Laboure Morin as Trustees to the Fund.

      The affirmative vote of the holders of a plurality of the shares of the Fund voted at the Meeting is required to elect the Trustees. This means that the eight nominees receiving the greatest number of votes will be elected to the Board of Trustees.


                  ADDITIONAL INFORMATION CONCERNING THE FUND


Submission of Shareholder Proposals

      The Meeting is a special meeting of shareholders. The Fund is not required to, and does not intend to, hold annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Fund's proxy materials, to the Secretary of the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 within a reasonable time prior to the Fund printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Shareholders' Request for Special Meeting

      Shareholders holding at least 25% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Fund's shareholders for the purpose of voting on the removal of any Trustee. Meetings of the Fund's shareholders for any other purpose will also be called by the Secretary when requested in writing by shareholders holding at least 25% of the Shares then outstanding.



November 3, 2004



  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT
                          EXPECT TO ATTEND THE MEETING
                 ARE THEREFORE URGED TO COMPLETE, SIGN, DATE,
                   AND RETURN THE PROXY AS SOON AS POSSIBLE
                    IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                        THE PRINCIPLED EQUITY MARKET FUND

                 THIS SOLICITATION IS BEING MADE ON BEHALF OF
                              THE BOARD OF TRUSTEES

The undersigned, by completing this form, does hereby appoint David W.C. Putnam, Christopher Williams and Peter K. Blume, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced herein (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern time on December 10, 2004 at the offices of the Fund, Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 and at any adjournments thereof (the "Meeting").

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal listed below. If a proxy is not received from a particular shareholder, then votes attributable to his shares will be allocated in the same ratio as votes for which instructions have been received.

1. To approve or disapprove a new investment    FOR     AGAINST   ABSTAIN
   sub-advisory agreement to be entered into    [ ]     [ ]       [ ]
   with PanAgora Asset Management, Inc. with respect to the Fund.


2. To elect the following Trustees of the       FOR    AGAINST  FOR ALL ABSTAIN
   Fund to hold office until their              All    ALL      EXCEPT
   respective successor(s) have been duly       [ ]    [ ]      [ ]     [ ]
   elected and qualified: 1) Howard R.                          (as
   Buckley, 2) Mary Ann Donovan, 3) Loring                      marked
   E. Hart, 4) Mary Laboure Morin, 5)                           below)*
   David W.C. Putnam, 6) Vincent
   Tatarczuk, 7) George Violin, and 8)
   Joel M. Ziff


*To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------------------------------------------


The undersigned, by completing this form, does hereby request that the proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW


PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE TO:

                      THE PRINCIPLED EQUITY MARKET FUND
                      c/o Cardinal Investment Services, Inc.
                      579 Pleasant Street, Suite 4
                      Paxton, Massachusetts 01612

IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.



Dated _______________________, 2004
                                    -----------------------------------------
                                    Signature(s)


Account No. 9090000xx
                                    -----------------------------------------
Shares of Record xxx,xxx.xxx        Title(s), if applicable

                                    EXHIBIT A

                           NEW SUB-ADVISORY AGREEMENT




                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                         PANAGORA ASSET MANAGEMENT, INC.

                                       AND

                  F.L. PUTNAM INVESTMENT MANAGEMENT COMPANY

                                     FOR THE

                          PRINCIPLED EQUITY MARKET FUND

                             SUB-ADVISORY AGREEMENT

      AGREEMENT made as of December 10, 2004 by and between PanAgora Asset
                           -----------------
Management, Inc. (the "Sub-Adviser"), and F. L. Putnam Investment Management Company, (the "Manager").

                            W I T N E S S E T H :

      WHEREAS, the Principled Equity Market Fund, a Massachusetts business trust (the "Fund"), is engaged in business as a closed-end management investment company and is so registered under the Investment Company Act of 1940, as amended; and

      WHEREAS, each of the Manager and the Sub-Adviser is engaged in the business of rendering investment advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Fund desires to retain the Manager to furnish management services and the Manager desires to retain the Sub-Advisor to furnish certain of such services, with the approval of the Fund;

      NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

(a) Services Rendered and Expenses Paid by the Sub-Adviser.

      The Sub-Adviser, subject to the control, direction and supervision of the Board of Trustees of the Fund and in conformity with applicable laws, this Agreement, the Fund's Declaration of Trust, By-Laws, registration statements and amendments thereto, prospectuses and statements of additional information as in effect from time to time, and stated investment objectives, policies and restrictions, shall, at its own expense:

      (i) with full discretion manage the investment and reinvestment of securities which have been selected by the Manager and designated by the Manager as Acceptable securities as described in the Fund's current prospectus from time to time; and

      (ii) with full discretion place all orders for the purchase and sale of such investments and, as requested by the Manager from time to time, other investments for the Fund's account with brokers or dealers selected by the Sub-Adviser or the Manager.

(b) In performing the services described in sub-paragraph (ii) above, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available. The Sub-Adviser may, to the extent authorized by law, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Manager or their affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Sub-Adviser; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Fund or the Manager by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

(c) Role of the Sub-Adviser.

      (i) The Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Fund are not impaired.

      (ii) Except as otherwise required by the Investment Company Act of 1940, as amended, any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with, the Sub-Adviser, and the Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, may have an interest in the Fund.

      (iii) Except as otherwise agreed, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub-Adviser shall not be subject to liability to the Fund or the Manager for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(d) Compensation of the Sub-Adviser.

      (i) As full compensation for the services rendered, facilities furnished and expenses paid by the Sub-Adviser under this Agreement, the Manager agrees to pay to the Sub-Adviser a fee at the annual rate of .15% of the Fund's average monthly net assets. Such fee shall be accrued and paid at such intervals, not less frequently than monthly, as soon as practicable after the end of each month or shorter period. For purposes of calculating such fee, the Fund's average monthly net assets shall be determined in the manner provided in the Fund's prospectus and statement of additional information.

      (ii) If the Sub-Adviser shall serve for less than the whole of any period, the foregoing compensation shall be prorated.


(e) Term and Termination.

      (i) This Agreement shall become effective on the date hereof, shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved at least annually by the Manager and (i) by either the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and in either event and (ii) by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (ii) This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund or by the Manager, or the Sub-Adviser on not more than sixty (60) days, nor less than thirty (30) days, written notice to the other party, or upon such shorter notice as may be mutually agreed upon.

      (iii) This Agreement shall automatically terminate in the event of its assignment.

(f) Miscellaneous. For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Manager or the Fund by the Securities and Exchange Commission, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(g) Limitation of Liability of the Trustees and Shareholders.

      A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                              F. L. PUTNAM INVESTMENT MANAGEMENT COMPANY


                              By: [Signature Omitted]

                              PANAGORA ASSET MANAGEMENT, INC.



                              By: [Signature Omitted]




Accepted and approved as of the date first above-written:


THE PRINCIPLED EQUITY MARKET FUND


By: [Signature Omitted]

                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER


Audit Committee Membership

The Audit Committee ("Committee") shall be composed entirely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the F.L. Putnam Investment Management Company ("Adviser"), PanAgora Asset Management, Inc. ("Sub-Adviser") or any other service provider to the Fund.

Purposes

1. The Committee shall oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers.

2. The Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof.

3. The Committee shall act as a liaison between the Fund's independent auditors and the full Board of Trustees ("Board").

The function of the Committee is oversight; it is Fund management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor's responsibility to plan and carry out a proper audit.


Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

1. To recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the independent auditors, including whether the independent auditors provide any consulting services to the Adviser (or Distributor, if any) and to receive the independent auditors' specific representations as to their independence;

2. To meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and Fund management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

3. To consider the effect upon the Fund or any series of any changes in accounting principles and practices proposed by Fund management or the independent auditors;

4. To review the fees charged by the independent auditors for audit and non-audit services, and to consider the types of non-audit services performed, if any, the fees involved, and whether the non-audit services performed and the fees involved in that connection were consistent with the auditor's independence;

5. To investigate improprieties or suspected improprieties in fund operations of which the Committee becomes aware; and

6. To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

7. To retain special counsel and other experts, consultants and auditors at the expense of the Fund which are necessary or advisable in its judgment to assist the Committee in discharging its responsibilities.


Other Powers and Responsibilities

1. The Committee shall meet on a regular basis, at least annually, and is empowered to hold special meetings as circumstances require. Minutes of all meetings of the Committee shall be submitted to the Board.

2. The Committee shall meet regularly with Management of the Fund and with internal auditors, if any, for the Adviser, including any officers certifying the Fund's Form N-CSR, to review and discuss any officer's certifications, reports, and disclosures to be filed with the Securities and Exchange Commission on behalf of the Fund.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund or the appropriate series.

4. The Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters.

5. The Committee shall review this Charter as necessary and recommend any material changes to the full Board.